Exhibit 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2015	2014	2013	2012	2011
Net sales
Oral, Personal and Home Care
North America(1)	$3,149	$3,124	$3,072	$2,971	$2,878
Latin America	4,327	4,769	5,012	5,032	4,895
Europe	2,411	2,840	2,813	2,818	2,937
Asia Pacific	2,937	3,081	3,055	2,863	2,645
Africa/Eurasia	998	1,208	1,257	1,241	1,207
Total Oral, Personal and Home Care	13,822	15,022	15,209	14,925	14,562
Pet Nutrition(2)	2,212	2,255	2,211	2,160	2,172
Total Net sales	$16,034	$17,277	$17,420	$17,085	$16,734
(1)	Net sales in the U.S. for Oral, Personal and Home Care were $2,896, $2,835, $2,771, $2,669 and $2,567 in 2015, 2014, 2013, 2012 and 2011, respectively.
(2)	Net sales in the U.S. for Pet Nutrition were $1,223, $1,149, $1,116, $1,052 and $1,032 in 2015, 2014, 2013, 2012 and 2011, respectively.

	Years Ended December 31,
	2015	2014	2013	2012	2011
Operating profit
Oral, Personal and Home Care
North America	$974	$926	$927	$810	$768
Latin America	1,209	1,279	1,385	1,454	1,437
Europe	615	712	637	581	558
Asia Pacific	888	901	866	785	722
Africa/Eurasia	178	235	268	267	242
Total Oral, Personal and Home Care	3,864	4,053	4,083	3,897	3,727
Pet Nutrition	612	592	563	589	560
Corporate	(1,687)	(1,088)	(1,090)	(597)	(446)
Total Operating profit	$2,789	$3,557	$3,556	$3,889	$3,841

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2015	2014	2013	2012	2011
Capital expenditures
Oral, Personal and Home Care
North America	$207	$136	$54	$43	$53
Latin America	110	205	235	237	195
Europe	40	74	70	67	60
Asia Pacific	121	151	127	92	107
Africa/Eurasia	12	14	11	16	16
Total Oral, Personal and Home Care	490	580	497	455	431
Pet Nutrition	34	40	45	37	32
Corporate	167	137	128	73	74
Total Capital expenditures	$691	$757	$670	$565	$537

	Years Ended December 31,
	2015	2014	2013	2012	2011
Depreciation and amortization
Oral, Personal and Home Care
North America	$47	$43	$51	$50	$56
Latin America	88	93	93	91	92
Europe	67	77	77	77	72
Asia Pacific	99	85	80	78	77
Africa/Eurasia	8	10	11	11	12
Total Oral, Personal and Home Care	309	308	312	307	309
Pet Nutrition	52	52	51	50	51
Corporate	88	82	76	68	61
Total Depreciation and amortization	$449	$442	$439	$425	$421

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	At December 31,
	2015	2014	2013	2012	2011
Identifiable assets
Oral, Personal and Home Care
North America	$2,622	$2,326	$2,301	$2,157	$2,247
Latin America	2,314	3,693	4,202	4,288	3,677
Europe	3,308	3,669	3,789	3,445	3,378
Asia Pacific	2,031	2,070	1,983	1,812	1,725
Africa/Eurasia	476	510	557	561	521
Total Oral, Personal and Home Care	10,751	12,268	12,832	12,263	11,548
Pet Nutrition	1,006	1,051	1,087	1,045	1,078
Corporate(3)	201	140	66	86	98
Total Identifiable assets(4)	$11,958	$13,459	$13,985	$13,394	$12,724
(3)	In 2015, Corporate identifiable assets primarily consist of derivative instruments (67%) and investments in equity securities (20%). In 2014, Corporate identifiable assets primarily consist of derivative instruments (62%) and investments in equity securities (22%). In 2013, Corporate identifiable assets primarily consist of derivative instruments (32%) and investments in equity securities (41%). In 2012, Corporate identifiable assets primarily consist of derivative instruments (67%) and investments in equity securities (28%). In 2011, Corporate identifiable assets primarily consist of derivative instruments (73%) and investments in equity securities (22%).
(4)	Long-lived assets in the U.S., primarily property, plant and equipment and goodwill and other intangibles represented approximately one-third of total long-lived assets of $7,420, $8,086, $8,248, $8,066 and $7,926 in 2015, 2014, 2013, 2012 and 2011, respectively.

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended March 31,
	2016	2015
Net sales
Oral, Personal and Home Care
North America	$800	$789
Latin America	848	1,087
Europe	588	610
Asia Pacific	743	792
Africa/Eurasia	231	254
Total Oral, Personal and Home Care	3,210	3,532
Pet Nutrition	552	538
Total Net sales	$3,762	$4,070

	Three Months Ended March 31,
	2016	2015
Operating profit
Oral, Personal and Home Care
North America	$239	$218
Latin America	247	308
Europe	141	146
Asia Pacific	219	231
Africa/Eurasia	43	39
Total Oral, Personal and Home Care	889	942
Pet Nutrition	155	147
Corporate	(177)	(229)
Total Operating profit	$867	$860

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

Three Months Ended December 31,
2015
Net sales
Oral, Personal and Home Care
North America	$789
Latin America	1,050
Europe	582
Asia Pacific	658
Africa/Eurasia	244
Total Oral, Personal and Home Care	3,323
Pet Nutrition	576
Total Net sales	$3,899

Three Months Ended December 31,
2015
Operating profit
Oral, Personal and Home Care
North America	$275
Latin America	280
Europe	149
Asia Pacific	212
Africa/Eurasia	50
Total Oral, Personal and Home Care	966
Pet Nutrition	162
Corporate	(1,267)
Total Operating profit	$(139)

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended September 30,	Nine Months Ended September 30,
	2015	2015
Net sales
Oral, Personal and Home Care
North America	$791	$2,360
Latin America	1,064	3,277
Europe	617	1,829
Asia Pacific	735	2,279
Africa/Eurasia	246	754
Total Oral, Personal and Home Care	3,453	10,499
Pet Nutrition	546	1,636
Total Net sales	$3,999	$12,135

	Three Months Ended September 30,	Nine Months Ended September 30,
	2015	2015
Operating profit
Oral, Personal and Home Care
North America	$258	$699
Latin America	300	929
Europe	172	466
Asia Pacific	229	676
Africa/Eurasia	44	128
Total Oral, Personal and Home Care	1,003	2,898
Pet Nutrition	157	450
Corporate	(24)	$(420)
Total Operating profit	$1,136	$2,928